UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Variable Total Return Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Total Return Portfolio

Annual Report • December 31, 2006

What’s

Inside

Fund Objective

The Portfolio seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). The Portfolio’s secondary objective is to take advantage of opportunities to achieve growth of capital and income. The objective may be changed without shareholder approval.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After posting lackluster results in the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as

Legg Mason Partners Variable Total Return Portfolio         I

the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.33%.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Shareholder approval of a reorganization pursuant to which the Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Multiple Discipline Portfolio-Balanced All Cap Growth and Value (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio has been obtained. It is expected that the Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Portfolio shareholders on or about April 30, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, and Western Asset Management Company (“Western Asset”), became the Portfolio’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

The Portfolio was formerly known as Salomon Brothers Variable Total Return Fund.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

II         Legg Mason Partners Variable Total Return Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

Legg Mason Partners Variable Total Return Portfolio         III

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in the second half of 2006. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiv rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology lagged the overall market.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         1

Performance Update

For the 12 months ended December 31, 2006, Class I shares of the Legg Mason Partners Variable Total Return Portfolio1 returned 12.56%. These shares outperformed the Lipper Variable Flexible Portfolio Funds Category Average,2 which increased 10.31%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and Citigroup Broad Investment Grade Bond Indexv, returned 15.78% and 4.33%, respectively, for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Total Return Portfolio[1] — Class I Shares	10.61%	12.56%

S&P 500 Index	12.73%	15.78%

Citigroup Broad Investment Grade Bond Index	5.15%	4.33%

Lipper Variable Flexible Portfolio Funds Category Average	7.62%	10.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect reimbursement and/or fee waivers, without which the performance would have been lower.
Portfolio returns assume the reinvestment of all distributions, at net asset value and the deduction of all Portfolio expenses. Class II shares returned 10.33% over the six months ended December 31, 2006. Class II shares returned 12.16% over the twelve months ended December 31, 2006.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, calculated among the 30 funds for the six-month period and among the 26 funds for the 12-month period in the Portfolio’s Lipper category.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Portfolio’s Lipper category.

2         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. In the equity portion of the Portfolio, our sector positioning and stock selection enhanced results during the reporting period. In particular, the Portfolio’s underweight in healthcare, overweight in energy, and underweight in industrials were positive contributors to relative performance. In terms of stock selection, the Portfolio’s holdings in the consumer discretionary, information technology, and healthcare sectors were the most significant contributors to relative performance. On an individual stock basis, the largest absolute contributors to performance were Bank of New York Co., Merrill Lynch & Co., Inc., Cisco Systems, Inc., Berkshire Hathaway, Inc., and News Corp.

From a fixed income perspective, we managed duration tactically during the fiscal year, allowing it to rise and fall with fluctuating interest rates. Our decision to generally have a longer duration during the last half of the year was beneficial as yields fell when the Fed paused from raising interest rates and housing data came in much worse than expected. In addition, an overweight to mortgage-backed securities enhanced results as they outperformed Treasuries. An emphasis on BBB-rated corporate securities and high yield bonds boosted returns as well. In particular, overweight positions in Ford Motor Co., General Motors Corporation and GMAC were helpful as they performed extremely well during the period. Finally, a small exposure to emerging market debt enhanced results.

What were the leading detractors from performance?

A. From an equity perspective, our stock selection in the energy, industrials, and materials sectors hurt relative returns the most. From a sector positioning perspective, the Portfolio’s overweight in information technology, underweight in utilities, and overweight in financials detracted the most from relative results. On an individual stock basis, the largest detractors from absolute performance were Texas Instruments, Inc., Halliburton Co., Motorola, Inc., Lucent Technologies Inc., and Intel Corp.

In the fixed income portion of the Portfolio, a long duration during the first half of the reporting period detracted from results as the economy was stronger than expected and the Fed continued to raise interest rates. Over the same timeframe, our yield curve positioning hurt results. In particular, our bias to the short- to intermediate-part of the curve was detrimental as the yield curve flattened. In addition, the Portfolio’s exposure to Treasury Inflation Protected Securities (“TIPS”)vi was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         3

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Variable Total Return Portfolio. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

ClearBridge Advisors, LLC Equity Portion	Western Asset Management Company Fixed Income Portion

January 22, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Bank of New York Co. Inc. (2.9%), JPMorgan Chase & Co. (2.7%), International Business Machines Corp. (2.6%), Berkshire Hathaway Inc., Class B Shares (2.4%), General Electric Co. (2.3%), Merrill Lynch & Co. Inc. (2.1%), American International Group Inc. (1.8%), Abbott Laboratories (1.8%), Bank of America Corp. (1.7%), Microsoft Corp. (1.7%). Please refer to pages 10 through 21 for a list and percentage breakdown of the portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (16.4%), Mortgage-Backed Securities (15.6%), Information Technology (12.2%), Corporate Bonds & Notes (7.8%), Consumer Staples (7.7%). The Portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on fund performance. Derivatives can disproportionately increase losses as stated in the prospectus. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

vi

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class I	10.61%	$1,000.00	$1,106.10	0.93%	$4.94

Class II	10.33	1,000.00	1,103.30	1.25	6.63

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses are (net of fee waivers and/or expense reimbursements) equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.52	0.93%	$4.74

Class II	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended December 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/06	12.56%	12.16%

Five Years Ended 12/31/06	6.42	N/A

Inception* through 12/31/06	5.13	8.39

Cumulative Total Returns(1) (unaudited)
Class I (Inception* through 12/31/06)	55.86%

Class II (Inception* through 12/31/06)	33.34

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are February 17, 1998 and June 6, 2003, respectively.

8         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Variable Total Return Portfolio vs. the S&P 500 Index and Citigroup Broad Investment Grade Bond Index† (February 17, 1998 — December 31, 2006)

†	Hypothetical illustration of $10,000 invested in the Fund shares on February 17, 1998, (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note than an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS VARIABLE TOTAL RETURN PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 64.2%
CONSUMER DISCRETIONARY — 7.4%
Automobiles — 0.2%
3,174	DaimlerChrysler AG	$194,915

Hotels, Restaurants & Leisure — 1.2%
24,400	McDonald’s Corp.	1,081,652

Leisure Equipment & Products — 0.2%
6,600	Eastman Kodak Co.	170,280

Media — 4.1%
19,395	Comcast Corp., Class A Shares*	820,990
27,989	DIRECTV Group Inc.*	698,046
2,187	Discovery Holding Co., Class A Shares*	35,189
1,812	Idearc Inc.*	51,914
1,191	Liberty Global Inc., Series A Shares*	34,717
1,208	Liberty Global Inc., Series C Shares*	33,824
1,093	Liberty Media Holding Corp., Capital Group, Series A Shares*	107,092
5,468	Liberty Media Holding Corp., Interactive Group, Series A Shares*	117,945
25,560	News Corp., Class A Shares	549,029
53,000	Time Warner Inc.	1,154,340

	Total Media	3,603,086

Specialty Retail — 1.6%
33,800	Home Depot Inc.	1,357,408

Textiles, Apparel & Luxury Goods — 0.1%
1,737	Hanesbrands Inc.*	41,028

	TOTAL CONSUMER DISCRETIONARY	6,448,369

CONSUMER STAPLES — 7.7%
Beverages — 3.1%
13,500	Anheuser-Busch Cos. Inc.	664,200
19,200	Coca-Cola Co.	926,400
16,900	PepsiCo Inc.	1,057,095

	Total Beverages	2,647,695

Food & Staples Retailing — 1.4%
26,600	Wal-Mart Stores Inc.	1,228,388

Food Products — 0.8%
9,800	H.J. Heinz Co.	441,098
13,900	Sara Lee Corp.	236,717

	Total Food Products	677,815

Household Products — 2.4%
5,800	Colgate-Palmolive Co.	378,392
6,000	Kimberly-Clark Corp.	407,700
20,600	Procter & Gamble Co.	1,323,962

	Total Household Products	2,110,054

	TOTAL CONSUMER STAPLES	6,663,952

See Notes to Financial Statements.

10         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

ENERGY — 7.0%
Energy Equipment & Services — 4.9%
9,000	Diamond Offshore Drilling Inc.	$719,460
40,000	Halliburton Co.	1,242,000
14,200	Schlumberger Ltd.	896,872
17,300	Transocean Inc.*	1,399,397

	Total Energy Equipment & Services	4,257,729

Oil, Gas & Consumable Fuels — 2.1%
4,800	BP PLC, ADR	322,080
8,800	Exxon Mobil Corp.	674,344
11,400	Hess Corp.	565,098
4,200	Royal Dutch Shell PLC, ADR, Class A Shares	297,318

	Total Oil, Gas & Consumable Fuels	1,858,840

	TOTAL ENERGY	6,116,569

FINANCIALS — 16.4%
Capital Markets — 5.0%
63,700	Bank of New York Co. Inc.	2,507,869
19,400	Merrill Lynch & Co. Inc.	1,806,140

	Total Capital Markets	4,314,009

Commercial Banks — 0.7%
8,400	Mercantile Bankshares Corp.	393,036
2,700	SunTrust Banks Inc.	228,015

	Total Commercial Banks	621,051

Consumer Finance — 1.4%
20,700	American Express Co.	1,255,869

Diversified Financial Services — 3.4%
20,144	Bank of America Corp.	1,075,488
39,500	JPMorgan Chase & Co.	1,907,850

	Total Diversified Financial Services	2,983,338

Insurance — 5.2%
22,000	American International Group Inc.	1,576,520
575	Berkshire Hathaway Inc., Class B Shares*	2,107,950
11,200	Chubb Corp.	592,592
12,300	Horace Mann Educators Corp.	248,460

	Total Insurance	4,525,522

Thrifts & Mortgage Finance — 0.7%
8,600	Freddie Mac	583,940

	TOTAL FINANCIALS	14,283,729

HEALTH CARE — 5.4%
Health Care Providers & Services — 0.6%
4,300	CIGNA Corp.	565,751

See Notes to Financial Statements.

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Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 4.8%
31,400	Abbott Laboratories	$1,529,494
6,800	Bristol-Myers Squibb Co.	178,976
11,600	Merck & Co. Inc.	505,760
31,058	Pfizer Inc.	804,402
22,400	Wyeth	1,140,608

	Total Pharmaceuticals	4,159,240

	TOTAL HEALTH CARE	4,724,991

INDUSTRIALS — 3.9%
Air Freight & Logistics — 0.2%
1,600	United Parcel Service Inc., Class B Shares	119,968

Industrial Conglomerates — 2.7%
7,000	3M Co.	545,510
48,300	General Electric Co.	1,797,243

	Total Industrial Conglomerates	2,342,753

Road & Rail — 1.0%
21,000	Canadian National Railway Co.	903,630

	TOTAL INDUSTRIALS	3,366,351

INFORMATION TECHNOLOGY — 12.2%
Communications Equipment — 3.5%
50,791	Alcatel SA, ADR	722,248
44,400	Cisco Systems Inc.*	1,213,452
54,800	Motorola Inc.	1,126,688

	Total Communications Equipment	3,062,388

Computers & Peripherals — 4.5%
17,419	Hewlett-Packard Co.	717,489
22,900	International Business Machines Corp.	2,224,735
179,800	Sun Microsystems Inc.*	974,516

	Total Computers & Peripherals	3,916,740

Internet Software & Services — 0.7%
1,400	Google Inc., Class A Shares*	644,672

Semiconductors & Semiconductor Equipment — 1.8%
5,200	Intel Corp.	105,300
49,600	Texas Instruments Inc.	1,428,480

	Total Semiconductors & Semiconductor Equipment	1,533,780

Software — 1.7%
50,200	Microsoft Corp.	1,498,972

	TOTAL INFORMATION TECHNOLOGY	10,656,552

MATERIALS — 1.4%
Chemicals — 0.3%
4,566	Monsanto Co.	239,852

Metals & Mining — 1.1%
32,600	Alcoa Inc.	978,326

See Notes to Financial Statements.

12         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Paper & Forest Products — 0.0%
181	Neenah Paper Inc.	$6,393

	TOTAL MATERIALS	1,224,571

TELECOMMUNICATION SERVICES — 2.5%
Diversified Telecommunication Services — 2.5%
23,928	AT&T Inc.	855,426
36,252	Verizon Communications Inc.	1,350,025

	TOTAL TELECOMMUNICATION SERVICES	2,205,451

UTILITIES — 0.3%
Electric Utilities — 0.3%
6,600	American Electric Power Co. Inc.	281,028

	TOTAL COMMON STOCKS (Cost — $42,786,086)	55,971,563

Face Amount
ASSET-BACKED SECURITIES (a) — 3.1%
Automobiles — 1.3%
$500,000	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/11 (b)	487,564
625,000	Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (b)	621,082

	Total Automobiles	1,108,646

Home Equity — 1.8%
	ACE Securities Corp.:
196,993	Series 2004-SD1, Class A1, 5.840% due 11/25/33 (c)	197,861
137,944	Series 2006-SL2, Class A, 5.520% due 1/25/36 (c)	138,064
108,376	Argent Securities Inc., Series 2006-W4, Class A2A, 5.410% due 5/25/36 (c)	108,450
84,536	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.430% due 4/28/36 (c)	84,591
148,360	Credit Suisse Mortgage Capital Certificates, Series 2006-CF2, Class A1, 5.610% due 5/25/36 (b)(c)	148,360
209,613	GSAMP Trust, Series 2006-SD2, Class A1, 5.460% due 5/25/36 (b)(c)	209,613
234,247	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.650% due 3/25/35 (b)(c)	234,247
120,288	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.410% due 8/25/36 (c)	120,365
188,823	Lehman XS Trust, Series 2006-GP4, Class 3A1A, 5.420% due 8/25/46 (c)	188,795
164,978	RAAC, Series 2006-RP3, Class A, 5.620% due 5/25/36 (b)(c)	164,978

	Total Home Equity	1,595,324

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,719,433)	2,703,970

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (c) — 7.6%
$154,021	American Home Mortgage Investment Trust, Series 2006-02, Class 1A1, 5.430% due 6/25/46 (a)	$154,001
210,000	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (a)	210,787
176,536	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.810% due 9/25/35 (a)	174,145
	Countrywide Alternative Loan Trust:
203,072	Series 2005-59, Class 1A1, 5.650% due 11/20/35 (a)	203,871
180,700	Series 2006-OA06, Class 1A1A, 5.560% due 7/25/36 (a)	180,489
144,341	Series 2006-OA07, Class 3A1, 5.530% due 6/25/46 (a)	144,706
210,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.556% due 2/15/39 (a)	213,505
177,944	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.001% due 8/25/35 (a)	176,026
	Downey Savings and Loan Association Mortgage Loan Trust:
169,753	Series 2005-AR2, Class 2A1A, 5.560% due 3/19/45 (a)	170,059
	Series 2006-AR1:
157,762	Class 1A1A, 5.747% due 4/19/36 (a)	157,762
157,762	Class 1A1B, 5.747% due 4/19/36 (a)	157,762
205,834	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.577% due 10/25/35 (a)	203,851
	Harborview Mortgage Loan Trust:
71,627	Series 2004-08, Class 3A2, 5.750% due 11/19/34	71,828
216,744	Series 2004-11, Class 3A1A, 5.700% due 1/19/35 (a)	217,782
237,316	Series 2005-16, Class 3A1A, 5.600% due 1/19/36 (a)	238,160
159,400	IMPAC CMB Trust, Series 2003-7, Class A, 5.960% due 8/25/33 (a)	159,543
170,807	IMPAC Secured Assets Corp., Series 2005-2, Class A1, 5.670% due 3/25/36 (a)	171,190
	Indymac Index Mortgage Loan Trust:
58,032	Series 2004-AR5, Class 2A1A, 5.780% due 8/25/34	58,127
151,497	Series 2005-AR1, Class 1A1, 5.263% due 3/25/35 (a)	152,735
184,125	Series 2006-AR6, Class 2A1A, 5.550% due 6/25/47 (a)	184,037
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (a)	217,333
172,708	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.540% due 5/25/46 (a)	172,583
	MASTR Adjustable Rate Mortgage Trust:
48,673	Series 2004-15, Class 1A1, 4.607% due 12/25/34	48,889
240,033	Series 2006-OA1, Class 1A1, 5.560% due 4/25/46 (a)	240,200
55,413	MASTR Seasoned Securities Trust, Series 2005-2, Class 4A1, 6.365% due 10/25/32	56,007
64,241	Sequoia Mortgage Trust, Series 2003-8, Class A1, 5.670% due 1/20/34	64,319
	Structured Adjustable Rate Mortgage Loan Trust:
120,880	Series 2004-20, Class 2A1, 5.211% due 1/25/35 (a)	120,633
248,405	Series 2004-3AC, Class A2, 4.920% due 3/25/34 (a)	247,829
	Structured Asset Mortgage Investments Inc.:
	Series 2006-AR5:
201,288	Class 1A1, 5.560% due 5/25/36 (a)	201,541
95,189	Class 2A1, 5.560% due 5/25/36 (a)	95,474

See Notes to Financial Statements.

14         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (c) — 7.6% (continued)
$184,602	Series 2006-AR6, Class 1A1, 5.530% due 7/25/36 (a)	$185,022
193,034	Series 2006-AR7, Class A1A, 5.560% due 8/25/36 (a)	193,532
	Thornburg Mortgage Securities Trust:
178,953	Series 2005-03, Class A3, 5.580% due 10/25/35 (a)	179,297
188,491	Series 2005-4, Class A4, 5.550% due 12/25/35 (a)	188,433
284,817	Series 2006-1, Class A3, 5.520% due 1/25/36 (a)	284,602
	Washington Mutual Inc.:
288,544	Series 2005-AR17, Class A1A1, 5.590% due 12/25/45 (a)	289,553
160,771	Series 2005-AR19, Class A1A2, 5.610% due 12/25/45 (a)	161,335
84,695	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36 (a)	84,111
166,334	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.450% due 8/25/36 (a)	166,230

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,566,727)	6,597,289

CORPORATE BONDS & NOTES — 7.8%
Automobiles — 0.3%
90,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (a)	88,107
110,000	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	86,900
	General Motors Corp., Senior Debentures:
100,000	8.250% due 7/15/23 (a)	93,500
10,000	8.375% due 7/15/33	9,300

	Total Automobiles	277,807

Capital Markets — 0.5%
30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	30,358
60,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	58,770
30,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (c)	30,303
40,000	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	39,459
	Morgan Stanley:
10,000	Medium-Term Notes, 5.824% due 10/18/16 (c)	10,074
250,000	Subordinated Notes, 4.750% due 4/1/14 (a)	239,392

	Total Capital Markets	408,356

Commercial Banks — 0.5%
100,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	103,336
40,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(c)(d)	41,803
70,000	Suntrust Capital, Bank Guaranteed, 6.100% due 12/1/66 (c)	68,357
160,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	158,295
100,000	Wells Fargo Capital X, 5.950% due 12/15/36 (a)	98,347

	Total Commercial Banks	470,138

Commercial Services & Supplies — 0.1%
70,000	Waste Management Inc., 6.375% due 11/15/12 (a)	73,395

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         15

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Consumer Finance — 1.1%
	Ford Motor Credit Co.:
$430,000	Notes, 7.375% due 10/28/09 (a)	$431,186
100,000	Senior Notes, 5.800% due 1/12/09 (a)	98,230
	General Motors Acceptance Corp.:
30,000	Medium-Term Notes, 4.375% due 12/10/07	29,589
	Notes:
390,000	6.125% due 8/28/07 (a)	390,138
10,000	5.125% due 5/9/08	9,896
20,000	Senior Notes, 5.850% due 1/14/09	19,934

	Total Consumer Finance	978,973

Diversified Financial Services — 1.4%
40,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	38,847
40,000	Bank of America Corp., 5.375% due 8/15/11	40,317
80,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(b)	85,000
250,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.425% due 6/22/07 (a)(c)	250,210
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10 (a)	217,427
225,000	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09 (a)	219,895
225,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13 (a)	229,272
70,000	Residential Capital Corp., Notes, 6.000% due 2/22/11	69,931
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)(d)	98,847

	Total Diversified Financial Services	1,249,746

Diversified Telecommunication Services — 0.5%
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	74,028
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	53,993
80,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (a)	74,857
250,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (a)	255,568

	Total Diversified Telecommunication Services	458,446

Electric Utilities — 0.4%
80,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12 (a)	81,546
70,000	Exelon Corp., Bonds, 5.625% due 6/15/35	66,163
	FirstEnergy Corp., Notes:
40,000	Series B, 6.450% due 11/15/11	41,756
90,000	Series C, 7.375% due 11/15/31 (a)	102,807
50,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	50,597

	Total Electric Utilities	342,869

Health Care Providers & Services — 0.0%
	HCA Inc., Senior Notes:
2,000	6.300% due 10/1/12	1,835
20,000	6.250% due 2/15/13	17,750
15,000	6.500% due 2/15/16	12,712

	Total Health Care Providers & Services	32,297

See Notes to Financial Statements.

16         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Independent Power Producers & Energy Traders — 0.1%
	TXU Corp., Senior Notes:
$30,000	Series P, 5.550% due 11/15/14	$28,630
20,000	Series R, 6.550% due 11/15/34	18,805

	Total Independent Power Producers & Energy Traders	47,435

Industrial Conglomerates — 0.2%
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13 (a)	145,057

Insurance — 0.1%
60,000	Metlife Inc., Jr. Subordinated, 6.400% due 12/15/36 (c)	60,477

IT Services — 0.1%
70,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (a)	73,021

Media — 0.6%
50,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	48,635
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	142,558
130,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (a)	136,217
30,000	News America Inc., 6.200% due 12/15/34	29,050
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	48,487
70,000	Time Warner Inc., 6.875% due 5/1/12 (a)	74,055
30,000	Viacom Inc., Senior Notes, 5.750% due 4/30/11 (a)	30,044

	Total Media	509,046

Metals & Mining — 0.1%
60,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	61,839

Multi-Utilities — 0.1%
70,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	70,879

Oil, Gas & Consumable Fuels — 1.0%
60,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31	67,165
60,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	68,280
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	40,157
40,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	39,537
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	148,106
40,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	48,843
60,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (b)	60,570
	Kerr-McGee Corp.:
20,000	6.950% due 7/1/24	21,355
120,000	Notes, 7.875% due 9/15/31 (a)	143,584
	Kinder Morgan Energy Partners LP:
40,000	6.750% due 3/15/11	41,657
10,000	Senior Notes, 6.300% due 2/1/09	10,138
56,000	Pemex Project Funding Master Trust, 6.625% due 6/15/35	57,358
40,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	40,600
90,000	Williams Cos. Inc., Debentures, Series A, 7.500% due 1/15/31 (a)	93,825
10,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	10,876

	Total Oil, Gas & Consumable Fuels	892,051

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         17

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Paper & Forest Products — 0.1%
$50,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	$52,495

Road & Rail — 0.2%
192,113	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25 (a)	191,584

Thrifts & Mortgage Finance — 0.0%
	Countrywide Financial Corp., Medium-Term Notes:
20,000	5.501% due 1/5/09 (c)	20,007
20,000	Series B, 5.471% due 6/18/08 (c)	20,005

	Total Thrifts & Mortgage Finance	40,012

Tobacco — 0.1%
100,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	108,800

Wireless Telecommunication Services — 0.3%
40,000	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	40,454
	Sprint Capital Corp., Notes:
135,000	8.375% due 3/15/12 (a)	150,196
20,000	8.750% due 3/15/32	24,140
40,000	Sprint Nextel Corp., 6.000% due 12/1/16	39,057

	Total Wireless Telecommunication Services	253,847

	TOTAL CORPORATE BONDS & NOTES (Cost — $6,753,881)	6,798,570

MORTGAGE-BACKED SECURITIES — 15.6%
FHLMC — 1.7%
	Federal Home Loan Mortgage Corp. (FHLMC) Gold:
900,000	5.000% due 1/17/22 (e)(f)	884,250
570,000	5.500% due 1/17/22 (e)(f)	569,644

	Total FHLMC	1,453,894

FNMA — 7.5%
	Federal National Mortgage Association (FNMA):
17,377	7.000% due 7/1/15-2/1/29	17,918
3,830,000	5.000% due 1/17/22-1/11/37 (e)(f)	3,707,969
1,100,000	5.500% due 1/17/22-1/11/37 (e)(f)	1,089,594
270,098	4.500% due 11/1/23 (a)	257,038
169,680	6.500% due 6/1/28 (a)	174,216
45,209	6.500% due 7/1/28	46,417
23,540	8.000% due 1/1/31	24,836
3,501	7.500% due 3/1/31	3,647
184,409	5.136% due 9/1/35 (a)(c)	184,883
1,020,000	6.500% due 1/11/37 (e)(f)	1,039,443

	Total FNMA	6,545,961

See Notes to Financial Statements.

18         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

GNMA — 6.4%
	Government National Mortgage Association (GNMA):
$220,000	5.000% due 1/22/37 (e)(f)	$213,950
5,300,000	6.000% due 1/22/37 (e)(f)	5,374,528

	Total GNMA	5,588,478

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $13,592,224)	13,588,333

SOVEREIGN BONDS — 0.9%
Brazil — 0.1%
80,000	Federative Republic of Brazil, 11.000% due 8/17/40 (a)	106,140

Canada — 0.3%
250,000	Province of Ontario, 3.282% due 3/28/08 (a)	244,044

Colombia — 0.0%
11,000	Republic of Colombia, 11.750% due 2/25/20	16,033

Mexico — 0.2%
128,000	United Mexican States, Medium-Term Notes, Series A, 7.500% due 4/8/33 (a)	151,040

Panama — 0.0%
21,000	Republic of Panama, 9.375% due 4/1/29	28,087

Russia — 0.3%
240,000	Russian Federation, 5.000% due 3/31/30 (a)(b)	271,350

	TOTAL SOVEREIGN BONDS (Cost — $805,720)	816,694

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.4%
U.S. Government Agencies — 2.3%
	Federal Home Loan Bank (FHLB):
	Bonds:
40,000	5.400% due 1/2/09	39,959
20,000	4.750% due 12/16/16	19,620
40,000	Series VB15, 5.000% due 12/21/15	39,986
200,000	Global Bonds, 5.500% due 7/15/36 (a)	209,467
40,000	Federal Home Loan Mortgage Corp. (FHLMC), Medium-Term Notes, 5.550% due 12/11/08	39,993
	Federal National Mortgage Association (FNMA):
270,000	6.250% due 2/1/11 (a)	281,629
420,000	6.000% due 5/15/11 (a)	437,737
773,074	6.000% due 9/1/35	775,822
	Notes:
100,000	5.000% due 9/15/08 (a)	99,929
10,000	5.400% due 4/13/09	10,003
80,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	89,480

	Total U.S. Government Agencies	2,043,625

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         19

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Obligations — 2.1%
	U.S. Treasury Bonds:
$350,000	8.750% due 8/15/20 (a)	$483,985
400,000	8.000% due 11/15/21 (a)	530,375
320,000	6.000% due 2/15/26 (a)	363,025
40,000	4.500% due 2/15/36	38,050
	U.S. Treasury Notes:
150,000	4.625% due 3/31/08 (a)	149,408
250,000	3.375% due 10/15/09 (a)	241,270
10,000	4.750% due 3/31/11	10,020
10,000	4.875% due 4/30/11	10,068

	Total U.S. Government Obligations	1,826,201

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,840,900)	3,869,826

U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.6%
	U.S. Treasury Bonds, Inflation Indexed:
244,061	2.000% due 1/15/16 (a)	235,728
71,184	2.000% due 1/15/26	66,969
	U.S. Treasury Notes, Inflation Indexed:
63,947	0.875% due 4/15/10	60,645
345,736	2.375% due 4/15/11 (a)	344,467
669,611	2.500% due 7/15/16 (a)	674,895

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,385,478)	1,382,704

Warrants
WARRANT — 0.0%
1,239	Lucent Technologies Inc., Expires 12/10/07* (Cost — $0)	384

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $78,450,449)	91,729,333

Face Amount
SHORT-TERM INVESTMENTS — 10.7%
U.S. Government Agency — 0.1%
$70,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (g)(h) (Cost — $68,299)	68,303

See Notes to Financial Statements.

20         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Repurchase Agreements — 10.6%
$5,375,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $5,378,147; (Fully collateralized by U.S. government agency obligation, 5.000% due 3/15/16; Market value — $5,482,977)	$5,375,000
3,864,000	State Street Bank & Trust Co., dated 12/29/06, 4.370% due 1/2/07; Proceeds at maturity — $3,865,876; (Fully collateralized by U.S. Treasury Bond, 6.250% due 8/15/23; Market value — $3,941,690)	3,864,000

	Total Repurchase Agreements (Cost — $9,239,000)	9,239,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,307,299)	9,307,303

	TOTAL INVESTMENTS — 115.9% (Cost — $87,757,748#)	101,036,636
	Liabilities in Excess of Other Assets — (15.9)%	(13,893,316)

	TOTAL NET ASSETS — 100.0%	$87,143,320

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(f)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3 ).

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $87,759,455.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
MASTR	— Mortgage Asset Securitization Transactions Inc.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
7	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	$110	$438
7	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	106	1,421
8	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107	3,875

	TOTAL OPTIONS WRITTEN (Premiums received — $6,421)			$5,734

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         21

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $78,518,748)	$91,797,636
Repurchase agreement, at value (Cost — $9,239,000)	9,239,000
Dividends and interest receivable	262,645
Receivable for securities sold	103,979
Receivable for Fund shares sold	2,453
Receivable from manager	1,165
Prepaid expenses	1,647

Total Assets	101,408,525

LIABILITIES:
Payable for securities purchased	13,086,466
Due to custodian	779,280
Payable for Fund shares repurchased	218,588
Investment management fee payable	57,430
Payable to broker — variation margin on open futures contracts	9,085
Options written, at value (premium received $6,421)	5,734
Distribution fees payable	4,948
Directors’ fees payable	3,340
Accrued expenses	100,334

Total Liabilities	14,265,205

Total Net Assets	$87,143,320

NET ASSETS:
Par value (Note 7)	$7,072
Paid-in capital in excess of par value	73,678,426
Overdistributed net investment income	(1,165)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	184,547
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	13,274,440

Total Net Assets	$87,143,320

Shares Outstanding:
Class I	5,157,379

Class II	1,914,920

Net Asset Value:
Class I	$12.28

Class II	$12.44

See Notes to Financial Statements.

22         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$1,624,183
Dividends	928,161
Less: Foreign taxes withheld	(3,912)

Total Investment Income	2,548,432

EXPENSES:
Investment management fee (Note 2)	625,165
Shareholder reports (Note 5)	88,995
Distribution fees (Notes 2 and 5)	40,792
Legal fees	39,765
Reorganizational and restructuring fees (Note 11)	36,978
Audit and tax	31,322
Directors’ fees (Note 11)	14,717
Custody fees	4,349
Registration fees	2,000
Insurance	1,430
Transfer agent fees (Note 5)	564
Miscellaneous expenses	12,522

Total Expenses	898,599
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(12,242)

Net Expenses	886,357

Net Investment Income	1,662,075

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,792,124
Futures contracts	(31,082)
Options written	8,087
Foreign currency transactions	(106)

Net Realized Gain	1,769,023

Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,465,430
Futures contracts	(5,095)
Options written	687
Foreign currencies	(34)

Change in Net Unrealized Appreciation/Depreciation	6,460,988

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	8,230,011

Increase in Net Assets From Operations	$9,892,086

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         23

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$1,662,075	$1,625,177
Net realized gain	1,769,023	259,313
Change in net unrealized appreciation/depreciation	6,460,988	771,579

Increase in Net Assets From Operations	9,892,086	2,656,069

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,705,008)	(1,625,017)
Net realized gains	(1,547,753)	(555,794)

Decrease in Net Assets From Distributions to Shareholders	(3,252,761)	(2,180,811)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	18,111,905	8,562,343
Reinvestment of distributions	3,252,761	2,180,811
Cost of shares repurchased	(24,269,438)	(19,437,833)

Decrease in Net Assets From Fund Share Transactions	(2,904,772)	(8,694,679)

Increase (Decrease) in Net Assets	3,734,553	(8,219,421)
NET ASSETS:
Beginning of year	83,408,767	91,628,188

End of year*	$87,143,320	$83,408,767

* Includes overdistributed net investment income of:	$(1,165)	—

See Notes to Financial Statements.

24         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares	2006(1)		2005(1)		2004		2003	2002(1)
Net Asset Value, Beginning of Year	$11.34		$11.27		$10.75		$9.53	$10.39

Income (Loss) From Operations:
Net investment income	0.24		0.21		0.21		0.17	0.19
Net realized and unrealized gain (loss)	1.19		0.17		0.73		1.35	(0.90)

Total Income (Loss) From Operations	1.43		0.38		0.94		1.52	(0.71)

Less Distributions From:
Net investment income	(0.26)		(0.23)		(0.21)		(0.17)	(0.15)
Net realized gains	(0.23)		(0.08)		(0.21)		(0.13)	—

Total Distributions	(0.49)		(0.31)		(0.42)		(0.30)	(0.15)

Net Asset Value, End of Year	$12.28		$11.34		$11.27		$10.75	$9.53

Total Return(2)	12.56%		3.32%		8.74%		15.92%	(6.87)%

Net Assets, End of Year (000s)	$63,319		$72,726		$84,890		$89,950	$81,976

Ratios to Average Net Assets:
Gross expenses	1.01	%†	0.93%		0.96%		1.01%	1.01%
Net expenses(3)	1.00	(4)†	0.93		0.96		1.00 (4)	1.00 (4)
Net investment income	2.05		1.90		1.75		1.60	1.94

Portfolio Turnover Rate	100	%(5)	31	%(5)	27	%(5)	30%	16%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares will not exceed 1.00%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 239%, 168% and 156%, for the year ended December 31, 2006, 2005, and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.96% and 0.96%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         25

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares	2006(1)		2005(1)		2004		2003(2)
Net Asset Value, Beginning of Year	$11.49		$11.41		$10.87		$10.37

Income From Operations:
Net investment income	0.21		0.18		0.12		0.03
Net realized and unrealized gain	1.19		0.17		0.80		0.63

Total Income From Operations	1.40		0.35		0.92		0.66

Less Distributions From:
Net investment income	(0.22)		(0.19)		(0.17)		(0.03)
Net realized gains	(0.23)		(0.08)		(0.21)		(0.13)

Total Distributions	(0.45)		(0.27)		(0.38)		(0.16)

Net Asset Value, End of Year	$12.44		$11.49		$11.41		$10.87

Total Return(3)	12.16%		3.05%		8.49%		6.33%

Net Assets, End of Year (000s)	$23,824		$10,683		$6,738		$2,122

Ratios to Average Net Assets:
Gross expenses	1.36	%†	1.30%		1.36%		1.29	%(4)
Net expenses(5)(6)	1.30	†	1.25		1.25		1.25	(4)
Net investment income	1.76		1.59		1.55		1.25	(4)

Portfolio Turnover Rate	100	%(7)	31	%(7)	27	%(7)	30%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period June 6, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class II shares will not exceed 1.25%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 239%, 168% and 156%, for the year ended December 31, 2006, 2005 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.31% and 1.25%, respectively (Note 11).

See Notes to Financial Statements.

26         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Total Return Portfolio (formerly known as Salomon Brothers Variable Total Return Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         27

Notes to Financial Statements (continued)

margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

28         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         29

Notes to Financial Statements (continued)

(k) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
(a)	$36,978	—	$(36,978)
(b)	4,790	$(4,790)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.0 billion	0.750%
Next $1.0 billion	0.725
Next $3.0 billion	0.700
Next $5.0 billion	0.675
Over $10.0 billion	0.650

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC and Western Asset Management Company (“Western Asset”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason.

30         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays the subadvisors 70% of the net management fee it receives from the Fund. This fee will be divided between ClearBridge and Western Asset, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

During the year ended December 31, 2006, the Fund’s Class I and Class II shares had expense limitations in place of 1.00% and 1.25%, respectively. During the year ended December 31, 2006, SBAM waived a portion of its fee in the amount of $11,077. In addition, during the year ended December 31, 2006 LMPFA was reimbursed for expenses in the amount of $1,165.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$18,835,320	$66,519,228

Sales	19,749,066	64,842,419

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,677,559
Gross unrealized depreciation	(1,400,378)

Net unrealized appreciation	$13,277,181

At December 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Germany Federal Republic Bond	10	3/07	$1,542,574	$1,531,133	$(11,441)
LIBOR	13	9/07	3,009,260	3,008,069	(1,191)
U.S. Treasury 2 Year Notes	13	3/07	2,659,455	2,652,406	(7,049)
U.S. Treasury 5 Year Notes	29	3/07	3,059,997	3,046,813	(13,184)

					(32,865)
Contracts to Sell:
U.S. Treasury 10 Year Notes	32	3/07	3,461,191	3,439,000	22,191
U.S. Treasury Bonds	3	3/07	339,891	334,312	5,579

					27,770

Net Unrealized Loss on Open Futures Contracts					$(5,095)

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         31

Notes to Financial Statements (continued)

During the year ended December 31, 2006, the written options for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2005	—	—
Options written	900,111	$33,048
Options closed	(900,089)	(26,627)
Options expired	—	—

Options written, outstanding December 31, 2006	22	$6,421

During the year ended December 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $118,586,065. For the year ended December 31, 2006, the Fund recorded interest income of $69,055 related to such mortgage rolls. At December 31, 2006, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $8,636,302 for scheduled settlements on January 11, 17 and 22, 2007.

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Fund was $4,511. Since the line of credit was established, there have been no borrowings.

Effective November 17, 2006, the line of credit was terminated.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$397	$57,795
Class II	$40,792	167	31,200

Total	$40,792	$564	$88,995

32         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income
Class I	$1,295,740	$1,448,947
Class II	409,268	176,070

Total	$1,705,008	$1,625,017

Net Realized Gains
Class I	$1,130,629	$493,132
Class II	417,124	62,662

Total	$1,547,753	$555,794

7.	Capital Shares

At December 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses as those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class I
Shares sold	371,921	$4,405,642	330,776	$3,694,414
Shares issued on reinvestment	196,786	2,426,369	170,339	1,942,079
Shares repurchased	(1,822,542)	(21,630,900)	(1,620,404)	(18,225,425)

Net Decrease	(1,253,835)	$(14,798,889)	(1,119,289)	$(12,588,932)

Class II
Shares sold	1,144,041	$13,706,263	424,953	$4,867,929
Shares issued on reinvestment	66,111	826,392	20,688	238,732
Shares repurchased	(225,088)	(2,638,538)	(106,142)	(1,212,408)

Net Increase	985,064	$11,894,117	339,499	$3,894,253

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$1,705,008	$1,738,260
Net Long-term Capital Gains	1,547,753	442,551

Total Distributions Paid	$3,252,761	$2,180,811

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         33

Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$70,088
Undistributed long-term capital gains — net	125,537

Total Undistributed Earnings	$195,625

Other book/tax temporary differences(a)	(10,536)
Unrealized appreciation/(depreciation)(b)	13,272,733

Total Accumulated Earnings/(Losses) — net	$13,457,822

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has

34         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19( a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         35

Notes to Financial Statements (continued)

11.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the October 2006 Shareholder Meeting. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about April 30, 2007.

Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

36         Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and options written, of Legg Mason Partners Variable Total Return Portfolio (formerly Salomon Brothers Variable Total Return Fund ), a series of Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Total Return Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

Legg Mason Partners Variable Total Return Portfolio 2006 Annual Report         37

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Total Return Portfolio (formerly known as Salomon Brothers Variable Total Return Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Asia Advisors

38         Legg Mason Partners Variable Total Return Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason: President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Adviser, Inc (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2006	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Legg Mason Partners Variable Total Return Portfolio         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance of Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (Since 2004); Chief Anti-Money Laundering Compliance Office with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40         Legg Mason Partners Variable Total Return Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 19, 2006, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Variable Total Return Portfolio (the “Acquired Fund”), in exchange for shares of the corresponding Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following table provides the number of votes cast for, against, as well as the number of abstentions for the matter voted on at the Special Meeting of Shareholders:

Approval of Agreement and Plan of Reorganization

Votes For	Votes Against	Abstentions
4,214,478.902	190,599.496	526,064.184

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members and (2) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R Ades	64,709,967.850	1,305,841.081	0.000
Andrew L. Breech	64,737,763.514	1,278,045.417	0.000
Dwight B. Crane	64,720,339.063	1,295,469.868	0.000
Robert M. Frayn, Jr.	64,679,716.228	1,336,092.703	0.000
Frank G. Hubbard	64,725,950.417	1,289,858.514	0.000
Howard J. Johnson	64,658,954.128	1,356,854.803	0.000
David E. Maryatt	64,756,817.922	1,258,991.009	0.000
Jerome H. Miller	64,635,304.483	1,380,504.448	0.000
Ken Miller	64,745,957.175	1,269,851.756	0.000
John J. Murphy	64,676,372.337	1,339,436.594	0.000
Thomas T. Schlafty	64,739,023.148	1,276,785.783	0.000
Jerry A. Viscione	64,708,330.698	1,307,478.233	0.000
R. Jay Gerken, CFA	64,589,947.400	1,425,861.531	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Legg Mason Partners Variable Total Return Portfolio         41

Additional Shareholder Information (unaudited) (continued)

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions
Borrowing Money	6,206,577.988	118,915.631	386,091.859
Underwriting	6,237,160.552	63,729.344	410,695.582
Lending	6,157,810.356	108,824.628	444,950.494
Issuing Senior Securities	6,232,121.458	71,712.961	407,751.059
Real Estate	6,201,502.833	88,248.711	421,833.934
Commodities	6,220,232.788	61,991.930	429,360.760
Concentration	6,154,571.111	116,093.993	440,920.374
Diversification	6,229,836.222	69,381.085	412,368.171
Investment in other investment companies	6,241,592.214	79,273.784	390,719.480

42         Legg Mason Partners Variable Total Return Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Dividends Qualifying for the Dividends
Received Deduction for Corporations	49.79%

Long-Term Capital Gain Dividend	$0.226735

Please retain this information for your records.

Legg Mason Partners Variable Total Return Portfolio         43

Legg Mason Partners

Variable Total Return Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Total Return Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD04116	SR07-265

Legg Mason Partners

Variable Total Return Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010 (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,500 in 2005 performed by PwC and $153,000 in 2006 performed by KPMG.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $26,285 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio I, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $26,183 in 2005 performed by PwC and $44,435 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Variable Portfolio I, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f)	N/A

(g)	All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h)	Yes. The Legg Mason Partners Variable Portfolio I, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio I, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007